UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02328

Boulder Growth & Income Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2006

Date of reporting period:	May 31, 2006

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Boulder Growth & Income Fund, Inc.

Semi-Annual Report

May 31, 2006

Dear Shareholder:

The Boulder Growth & Income Fund, or "BIF," had a total return on net asset value (NAV) of 7.5% for the six months ending 5/31/06. This was nearly triple the return of the S&P 500 Index over the same period, which was 2.6%.

Total Returns
For the Periods ending May 31, 2006

Most Recent	BIF NAV with Dilution(1)	BIF NAV without Dilution	S&P 500 Index	Dow Jones Industrial Average	NASDAQ Composite
3 months	3.3%	3.3%	–0.4%	2.2%	–4.3%
6 months	7.5%	7.5%	2.6%	4.5%	–2.0%
1 year	12.0%	12.0%	8.6%	9.3%	6.2%
3 years*	15.0%	15.0%	11.6%	10.5%	11.6%
Since 1/02**	2.0%	6.5%	1.0%	2.5%	–2.98%

(1)  The total returns for BIF include the effect of dilution from the 12/2002 rights offering, affecting the since 1/2002 returns.

*  Annualized

**  Annualized since August 1999, when the current Advisers became investment advisers to the Fund.

We've added quite a few new names to the portfolio over the past 6 months—most of them are other closed-end funds we bought at discounts to their NAV. If you've owned BIF for awhile, you may remember that in 2002, we bought a couple of positions of closed-end bond funds that were trading at discounts. We were getting in at the tail-end of a trend we see from time to time in closed-end funds. They were attractive then for their discounts and for their dividends. They were yielding anywhere from 7% to 10%, and trading at discounts of around 10% to 15%.

Now we're trying that again. The closed-end funds we recently bought were mostly senior loan funds, which, as the name implies, have their assets invested in senior loans to various companies. The good news is they are adjustable rate loans, so if interest rates continue to climb, we should see increased dividends from these funds. We expect this would cushion any price depreciation often seen in fixed income securities in a rising interest rate environment. Since we've bought them, all 6 funds have already increased their dividends. We don't think the closed-end funds will be long-term investments, but being able to buy $1.00 worth of assets for say, $.90, and collecting a dividend while we hold, is our kind of investment. We won't knock the cover off the ball doing this, but we'd call it a solid base hit. We view them as a money market substitute with a lot more yield. As of 5/31/06, we owned 9 closed-end funds with a total value of $7.85 million, or about 6.5% of BIF's assets.

Some of the better performers in the Fund's portfolio during the period were REITS: Archstone-Smith and Avalonbay Communities were up 15.6% and 16.2% respectively on price alone. Diageo and Eaton Corp. were up 13.8% and 15.4% respectively. A big winner was Caterpillar, up over 26% during the period. On the downside, Doral was down 25%, First American was down 10.8%, and Marsh & McLennan was down 9.2%.

Heineken was up 19.8% during the period. Heineken is one of 11 stocks the Fund owns in foreign denominated currency. In the case of Heineken, we own it in euros. The euro strengthened against the US dollar by about 9% over the past 6 months. Some of the others we own include: Kiwi Income Property Trust—a New Zealand REIT; Midlands Company—a Hong Kong real estate company; and, Lloyds TSB—a bank in the United Kingdom. Together these foreign holdings, including some investments we have in sovereign bonds, make up 21.7% of the Fund's assets. Respectively the currencies of the three investments mentioned above are: the New Zealand dollar (of course!), the Hong Kong dollar (also—of course), and the British Pound. If these currencies (or the others not mentioned) strengthen against the US dollar, the Fund will profit, and if they weaken, the Fund will lose. We think that over time, the US dollar will weaken against these currencies.

Berkshire Hathaway (BRK) continues to be our largest holding and we are enclosing a copy of Warren Buffett's letter to the shareholders this year. His letters are always brilliant, but I think this year's is especially so, and I urge you to take the time to read it. I have never seen a better explanation of business values and common sense. If you like what you read about BRK—the cornerstone of our Fund, comprising about 25% of the total assets—it offers you a chance for a double dip. While BRK's value has increased substantially over the last five years, in spite of what I believe were adverse events that are not likely to be repeated, its price has not matched this progress. Also, with BIF, the market is currently giving you an opportunity to buy a look-through interest in BRK by purchasing our Fund at approximately a 6% discount from NAV.1

One way I know for people to obtain professional investment advice at virtually no cost is to buy closed-end funds at a discount. Every mutual fund will under-perform the underlying assets of the fund by the cost of operating the fund. If you can buy closed-end funds at a discount which is greater than the ratio of the fund's expense to its expected return, then you will get the same result as the underlying assets and will avoid the problems Warren discusses on pages 18 and 19 of his letter. This of course assumes the discount doesn't change. So I think all funds should logically trade at a discount. But buying closed-end funds at a discount is the only way you can achieve realizing the same performance as the underlying assets. Thus we think our Fund trading at a discount is rational and beneficial to those buying at the current discount.

Sincerely,

Stewart R. Horejsi

July 7, 2006

Our website at www.boulderfunds.net is an excellent source for information on the Fund. If you've lost your annual report, it's available on the website. You will also find information about the Boulder Growth & Income Fund's sister fund—the Boulder Total Return Fund.

1  Notwithstanding our belief that BRK is and will continue to be an excellent long-term holding for the Fund, affiliates of the Advisers have been and may continue to sell directly-held positions in BRK for independent reasons unassociated with the Advisers' expectations of BRK's long-term performance.

Boulder Growth and Income Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 11/30/2005 to 5/31/2006

		Common Stock Investments
		REITs	Industrials	RICS	Total
Beginning Market Value	11/30/05	$29,778,688	$64,779,871	$1,292,740	$95,851,299
Cost of Purchases	12/01/05 - 5/31/06	5,191,004	6,469,038	6,489,016	18,149,058
Proceeds from Sales	12/01/05 - 5/31/06	5,638,011	5,407,591	0	11,045,602
Net Purchases/(Sales)		(447,007)	1,061,447	6,489,016	$7,103,456
Beginning Market Value Plus Net Purchases/(Sales)		29,331,681	65,841,318	7,781,756	102,954,755
Net Appreciation		2,892,620	3,149,516	68,661	6,110,797
Ending Market Value	5/31/06	32,224,301	68,990,834	7,850,417	$109,065,552
Number of Issues Held	5/31/06	17	24	9
Cash, Warrants, US Treasuries, Foreign Bonds, Other Assets and Liabilities					$11,834,393
AMPS Redemption Value					(25,000,000)
Total Net Assets applicable to Common Stock Shareholders					$95,899,945

Financial Data

(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price
11/30/2005	$8.00	$6.96
12/31/2005*	7.97	7.00
1/31/2006	8.31	7.25
2/28/2006	8.30	7.63
3/31/2006	8.48	7.72
4/30/2006	8.50	7.85
5/31/2006	8.47	8.02

*  A Common Stock dividend of $0.02 per share was paid on 12/30/2005.

Portfolio of Investments as of May 31, 2006 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-90.2%
DOMESTIC COMMON STOCKS-74.8%
Beverages-6.2%
164,500	Anheuser-Busch Companies, Inc.	$7,507,780
Buildings-Residential/Commercial-0.9%
5,000	Lennar Corp., Class A	239,550
5,000	MDC Holdings Inc.	270,750
9,000	Pulte Homes, Inc.	292,230
10,000	Standard Pacific Corp.	300,700
		1,103,230
Construction Machinery-1.2%
20,000	Caterpillar, Inc.	1,459,000
Diversified-24.9%
310	Berkshire Hathaway Inc., Class A†	28,609,900
500	Berkshire Hathaway Inc., Class B†	1,534,500
		30,144,400
Financial Services-0.4%
58,000	Doral Financial Corp.	437,320
Food-0.8%
21,000	Wm. Wrigley Jr. Company	960,120
Health Care Products & Services-0.9%
18,000	Johnson & Johnson	1,083,960
Insurance-4.1%
38,500	Fidelity National Financial, Inc.	1,597,365
6,737	Fidelity National Title Group Inc., Class A	147,136
40,000	First American Corporation	1,678,800
55,750	Marsh & McLennan Companies, Inc.	1,562,673
		4,985,974
Manufacturing-3.1%
50,500	Eaton Corporation	3,713,770
Pharmaceuticals-2.2%
42,000	Bristol-Meyers Squibb Company	1,031,100
70,000	Pfizer, Inc.	1,656,200
		2,687,300
REITS-16.4%
70,000	Archstone-Smith Realty Trust	3,384,500
44,000	AvalonBay Communities, Inc.	4,677,200
39,054	Brandywine Realty Trust	1,133,347
160,000	HRPT Properties Trust	1,785,600
45,000	Nationwide Health Properties, Inc.	944,550
30,000	Pan Pacific Retail Properties, Inc.	1,988,100
25,000	Redwood Trust, Inc.	1,149,000
55,000	Regency Centers Corporation	3,388,550
42,000	Sun Communities, Inc.	1,365,000
		19,815,847

See accompanying Notes to Financial Statements

Portfolio of Investments as of May 31, 2006 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
Retail-5.3%
133,000	Wal-Mart Stores, Inc.	$6,443,850
RICS-6.5%
10,000	Citigroup Investments Corporate Loan Fund, Inc.	132,500
80,000	Eaton Vance Senior Income Trust	657,600
25,500	First Trust/Four Corners Senior Floating Rate Income Fund	449,565
20,000	First Trust/Four Corners Senior Floating Rate Income Fund II	352,200
145,600	Flaherty & Crumrine Claymore Preferred Securities Income Fund, Inc.	2,885,792
32,800	Flaherty & Crumrine Claymore Total Return Fund, Inc.	642,880
70,000	Floating Rate Income Strategies Fund II, Inc.	1,227,800
49,000	Floating Rate Income Strategies Fund, Inc.	853,580
50,000	Nuveen Floating Rate Income Fund	648,500
		7,850,417
Savings & Loans-1.9%
51,000	Washington Mutual, Inc.	2,341,410
	Total Domestic Common Stocks (cost $74,771,664)	90,534,378
FOREIGN COMMON STOCKS-15.4%
Australia-0.8%
983,610	ING Office Fund, REIT	993,339
France-1.3%
9,500	Unibail, REIT	1,565,552
Germany-1.1%
4,138	Deutsche Wohnen AG, REIT†	1,291,292
Hong Kong-1.7%
600,000	Hang Lung Properties, Ltd., REIT	1,063,473
2,052,000	Midland Holdings, Ltd.	985,318
		2,048,791
Netherlands-1.1%
31,663	Heineken NV†	1,268,483
New Zealand-2.9%
4,150,135	Kiwi Income Property Trust, REIT	3,508,584
Singapore-0.9%
850,000	Ascendas Real Estate Investment Trust	1,089,605
United Kingdom-5.6%
65,000	British Land Co. PLC, REIT	1,539,893
25,000	Diageo PLC, Sponsored ADR	1,654,750
155,000	Great Portland Estates PLC, REIT	1,356,716
235,000	Lloyds TSB Group PLC	2,214,169
		6,765,528
	Total Foreign Common Stocks (cost $15,663,666)	18,531,174

See accompanying Notes to Financial Statements

Portfolio of Investments as of May 31, 2006 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS
WARRANTS-0.0%*
1,500	Ono Finance Certificate, Warrant, Expires 5/31/09†	$15
	Total Long Term Investments (cost $90,435,330)	109,065,567
Par Value
SHORT TERM INVESTMENTS-9.0%
BANK DEPOSIT-1.3%
$1,538,000	Investors Bank & Trust Money Market Deposit Account, 4.000% due 6/01/06 (cost $1,538,000)	1,538,000
FOREIGN GOVERNMENT BONDS-7.7%
New Zealand-1.6%
3,076,000	New Zealand Government Bond, 8.000% due 11/15/06	1,965,223
United Kingdom-6.1%
3,924,000	UK Gilt Treasury Bond, 7.750% due 9/08/06	7,403,928
	Total Foreign Government Bonds (cost $9,027,662)	9,369,151
	Total Short Term Investments (cost $10,565,662)	10,907,151
Total Investments-99.2%
	(cost $101,000,992)	119,972,718
	Other Assets and Liabilities-0.8%	927,227
	Total Net Assets Available to Common Stock and Preferred Stock-100%	120,899,945
	Auction Market Preferred Stock (AMPs) Redemption Value	(25,000,000)
	Total Net Assets Available to Common Stock	$95,899,945

†    Non-income producing security.

*    Amount represents less than 0.1% of net assets.

ADR  -  American Depository Receipt

REIT  -  Real Estate Investment Trust

RIC  -  Registered Investment Company

See accompanying Notes to Financial Statements

Investments as a % of Net Assets (Unaudited)

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  Boulder Growth & Income Fund, Inc.

May 31, 2006 (Unaudited)

ASSETS:
Investments, at value (Cost, $101,000,992) (Note 1)		$119,972,718
Cash		759
Foreign currency (cost $640,510)		669,745
Dividends and interest receivable		307,575
Prepaid expenses and other assets		94,371
TOTAL ASSETS		121,045,168
LIABILITIES:
Investment co-advisory fees payable (Note 2)	$96,991
Administration, co-administration and custodian fees payable (Note 2)	39,710
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	3,470
Legal and Audit Fees payable	5,052
TOTAL LIABILITIES		145,223
FUND TOTAL NET ASSETS		$120,899,945
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)		25,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK SHAREHOLDERS)		$95,899,945
NET ASSETS (Applicable to Common Stock Shareholders) consist of:
Distributions in excess of net investment income		$(956,059)
Accumulated net realized loss on investments sold and foreign currency transactions		(3,854,361)
Unrealized appreciation of investments and foreign currency transactions		19,009,640
Par value of Common Stock (Note 4)		113,278
Paid-in Capital in excess of par value of Common Stock		81,587,447
TOTAL NET ASSETS (Applicable to Common Stock, 11,327,784 shares outstanding)	$8.47	$95,899,945

See accompanying Notes to Financial Statements

Statement of Operations  Boulder Growth & Income Fund, Inc.

For the Six Months Ended May 31, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $27,246)		$1,405,699
Interest and other income		403,047
TOTAL INVESTMENT INCOME		1,808,746
EXPENSES:
Investment co-advisory fees (Note 2)	$727,376
Administration, co-administration and custodian fees (Note 2)	185,634
Legal and audit fees	67,950
Directors fees and expenses (Note 2)	55,863
Printing fees	37,263
Preferred Stock broker commissions and Auction Agent fees	36,336
Insurance Expenses	8,638
Other	48,528
GROSS EXPENSES	1,167,588
Fees waived by Administrator (Note 2)	(24,853)
OPERATING EXPENSES		1,142,735
NET INVESTMENT INCOME		666,011
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Securities		1,490,440
Foreign currency related transactions		(210,080)
Net change in unrealized appreciation of:
Securities		5,137,856
Foreign currency related transactions		77,104
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		6,495,320
LESS: PREFERRED STOCK DIVIDENDS		(575,533)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES		$6,585,798

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets  Boulder Growth & Income Fund, Inc.

	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
OPERATIONS:
Net investment income	$666,011	$598,698
Net realized gain on investments sold during the period	1,280,360	7,454,945
Change in unrealized appreciation/(depreciation) of investments during the period	5,214,960	(2,775,363)
Net increase in net assets resulting from operations	7,161,331	5,278,280
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(575,533)	(119,717)
Total Distributions: Preferred Stock Dividends	(575,533)	(119,717)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	6,585,798	5,158,563
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income/return of capital	(1,359,334)	—
Total Distributions: Common Shares	(1,359,334)	—
CAPITAL SHARE TRANSACTIONS:
Taxable Auction Market Preferred Stock issued (Note 5)	—	25,000,000
Costs of Taxable Auction Market Preferred Stock issued (Note 5)	—	(381,163)
NET INCREASE IN NET ASSETS FOR THE PERIOD	5,226,464	29,777,400
NET ASSETS:
Beginning of period	115,673,481	85,896,081
End of period (including (distributions in excess of)/undistributed net investment income of $(956,059) and $312,797, respectively)	$120,899,945	$115,673,481
AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE	(25,000,000)	(25,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES	$95,899,945	$90,673,481

See accompanying Notes to Financial Statements

Financial Highlights  Boulder Growth & Income Fund, Inc.

For a Common share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	Six Months Ended May 31, 2006		Year Ended November 30,
	(Unaudited)		2005(e)		2004	2003
OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.00		$7.58		$6.65	$6.59
Net investment income/(loss)	0.06		0.04		0.01	(0.03)
Net realized and unrealized gain/ (loss) on investments	0.58		0.39		0.95	1.23
Total from investment operations	0.64		0.43		0.96	1.20
DISTRIBUTIONS: PREFERERRED STOCK
Dividends paid from net investment income to AMP* Shareholders	(0.05)		(0.01)		—	—
Change in accumulated undeclared dividends on AMP* Shareholders	0.00	(c)	(0.00	)(c)	—	—
Net Increase/(Decrease) from operations applicable to common shares	0.59		0.42		0.96	1.20
DISTRIBUTIONS: COMMON SHARES
Dividends paid from from net investment income/return of capital to Common Shareholders	(0.12)		—		(0.03)	(0.07)
Dilutive Impact of Rights Offering††	—		—		—	(1.07)
Net Increase/(Decrease) in Common Net Asset Value	0.47		0.42		0.93	0.06
Net asset value, end of the period	$8.47		$8.00		$7.58	$6.65
Market value, end of period	$8.02		$6.96		$6.63	$5.50
Total investment return based on net asset value(a)(d)	7.49%		5.54%		14.44%	2.37%
Total investment return based on market value(a)(d)	16.99%		4.98%		21.02%	6.89%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Operating expenses	2.44	%†††	2.24%		2.00%	1.93%
Operating expenses including interest expense	2.44	%†††	3.00%		2.38%	2.30%
Operating expenses without fee waivers	2.49	%†††	3.06%		2.06%	—
Net investment income	0.27	%†††	0.55	%(f)	0.01%	0.08%
SUPPLEMENTAL DATA:
Portfolio turnover rate	11%		41%		33%	40%
Net assets, end of period (in 000's)	$95,900		$90,673		$85,896	$75,286
Number of shares outstanding at the end of period (in 000's)	11,328		11,328		11,328	11,328
Ratio of operating expenses to total average net assets including AMP*	1.92	%†††	2.46%		—	—

	Five Months Ended November 30,		Year Ended June 30,
	2002(b)		2002	2001
OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.15		$8.65	$8.96
Net investment income/(loss)	0.02		0.58	0.70
Net realized and unrealized gain/ (loss) on investments	(0.58)		(1.49)	(0.31)
Total from investment operations	(0.56)		(0.91)	0.39
DISTRIBUTIONS: PREFERERRED STOCK
Dividends paid from net investment income to AMP* Shareholders	—		—	—
Change in accumulated undeclared dividends on AMP* Shareholders	—		—	—
Net Increase/(Decrease) from operations applicable to common shares	(0.56)		(0.91)	0.39
DISTRIBUTIONS: COMMON SHARES
Dividends paid from from net investment income/return of capital to Common Shareholders	—		(0.59)	(0.70)
Dilutive Impact of Rights Offering††	—		—	—
Net Increase/(Decrease) in Common Net Asset Value	(0.56)		(1.50)	(0.31)
Net asset value, end of the period	$6.59		$7.15	$8.65
Market value, end of period	$5.22		$6.78	$8.50
Total investment return based on net asset value(a)(d)	(7.83)%		(11.36)%	4.41%
Total investment return based on market value(a)(d)	(23.01)%		(14.47)%	11.77%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Operating expenses	4.40	%†††	1.95%†	1.82%†
Operating expenses including interest expense	—		—	—
Operating expenses without fee waivers	—		—	—
Net investment income	0.79	%†††	6.96%	8.03%
SUPPLEMENTAL DATA:
Portfolio turnover rate	21%		180%	83%
Net assets, end of period (in 000's)	$37,309		$40,514	$48,990
Number of shares outstanding at the end of period (in 000's)	5,664		5,664	5,664
Ratio of operating expenses to total average net assets including AMP*	—		—	—

*  Taxable Auction Market Preferred Stock ("AMP")

(a)  Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

(b)  Fiscal year end changed to November 30. Prior to this, the fiscal year end was June 30.

(c)  Amount represents less than $0.01 per Common share.

(d)  Total return is not annualized for periods less than one year.

(e)  On October 17, 2005, the Fund issued 1,000 shares of AMPs.

(f)  As of November 30, 2005, the net investment income ratio reflects income net of operating expenses and payment and change in undeclared dividends to AMP shareholders.

†  For the years ended June 30, 2002 and 2001, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matter was 1.65% and 1.26%, respectivley.

††  The Rights Offering was fully subscribed at a subscription price of $4.34 for 5,663,892 shares, which equals $24,581,291 in gross proceeds.

†††  Annualized.

See accompanying Notes to Financial Statements

Financial Highlights (Continued) (Unaudited)  Boulder Growth & Income Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding. (1).

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
05/31/06	1,000	$120,903	$25,000	$25,000
11/30/05	1,000	115,673	25,000	25,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends

See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

1. Significant Accounting Policies

Boulder Growth & Income Fund, Inc. (the "Fund"), is a non-diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, ("the 1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Funds Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets by the number of shares of Common Stock outstanding. The value of the Fund's net assets is deemed to equal the value of the Fund's total assets less the Fund's liabilities. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate trusts ("REITS") and registered investment companies ("RICS") at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Shareholders: On May 12, 2006, shareholders approved a managed distribution policy for the Fund. As such, the Fund makes regular monthly distributions, currently equal to $0.10 per share, per month. The monthly distributions (currently $0.10 per share) consist mostly of a return of capital to stockholders. A "return of capital" represents a return of a stockholder's original investment in the Fund's shares, and should not be confused with a dividend yield. The distribution may include a small component of net investment income, but this amount will not be known until the Fund's year-end. An IRS Form 1099-DIV will be sent to stockholders indicating the tax characteristic of the distributions they received and exactly how much would be net investment income, ordinary income, capital gains, if any, and return of capital, if any. The Fund does not expect that distributions will include any capital gain component.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

However, it is possible that a portion of the distributions will represent capital gains earned by the Fund but offset by capital loss carry-forwards, which will be taxable at ordinary income tax rates. To the extent stockholders receive a return of capital they will be required to adjust their cost basis by the same amount upon the sale of their Fund shares. Stockholders should seek their own tax advice regarding the reporting of income and the gain or loss on the sale of the Fund's shares.

Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee, Custody Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC ("FAS") serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Co-Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition,

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays Investors Bank an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees.

PFPC Inc. ("PFPC") serves as the Fund's Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2006, excluding short-term investments, aggregated $16,980,977 and $11,045,602, respectively.

At May 31, 2006, based on cost of $101,000,992 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,538,155 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,579,820.

4. Common Stock

At May 31, 2006, 249,990,000 of $0.01 par value Common Stock were authorized of which 11,327,784 were outstanding.

5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Preferred Stock. On October 17, 2005, the Fund issued 1,000 shares of Taxable Auction Market Preferred Stock. Offering costs of $250,000 were paid directly to Merrill Lynch, Pierce Fenner & Smith Inc., all of which was charged to capital of Common Stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

On May 31, 2006, 1,000 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 5.00%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified", with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2006, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

At the April 2003 shareholder meeting, Shareholders approved a proposal that permits the Fund to be concentrated in REITs (real estate investment trusts). REITs are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Fund must invest at least 25% of its assets in REIT securities. Although the Fund generally invests in U.S. REITS, the Fund may make direct investments in foreign REITS. The Fund intends to invest in REIT securities primarily for income. Risks associated with investing in REITs include the potential for loss of value if there is an underlying decline in value of the properties in which the REIT invests. Property valuations may rise and fall with either local economic conditions or with the national economy. Furthermore, the dividend income paid by a REIT may be reduced or eliminated. In addition, the Fund bears its ratable share of REIT expenses while still paying management fees on the Fund assets so invested.

At the April 2005 Annual Meeting of Stockholders, shareholders approved a proposal which eliminates the Fund's fundamental investment restriction regarding investment in foreign securities. Prior to this meeting, the Fund was not permitted to invest more than 20% of its assets in foreign securities. The Fund now has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

7. Significant Shareholders

On May 31, 2006, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 2,602,100 shares of Common Stock of the Fund, representing approximately 22.97% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

8. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2006, and the year ended November 30, 2005, the Fund did not repurchase any of its own shares.

Additional Information (Unaudited)  Boulder Growth & Income Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://sec.gov.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information), the Directors of the Fund have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met; (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

Discussion Regarding the Board of Trustees' Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the "Agreements") pursuant to which the Advisers are jointly responsible for managing the Fund's assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Agreements. At a regularly scheduled meeting held on January 26, 2006, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal shareholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services, LLC ("FAS"). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Agreements. These materials included a report prepared by an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), comparing the Fund's performance, advisory fees and expenses to a group of funds determined to be most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"), in each case as determined by Lipper. The Lipper report also included a performance comparison for the Fund against an appropriate index. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, profitability from its relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

In advance of the January 26, 2006 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The principal purpose of the meeting was to discuss the renewal of the Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Agreements. The Board held additional discussions at the January 26, 2006 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board's considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund, one other registered investment company (Boulder Total Return Fund, Inc.) and a charitable foundation affiliated with the Horejsi family. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart Horejsi, the Fund's principal portfolio manager, devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' recently enhanced policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since January 2002, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund's peer group universe. The Board noted favorably that for the three-year period ending December 31, 2005, the Fund's performance based upon total return ranked in the third quintile respectively of its Universe (i.e., the upper 60% of the funds in the Universe), and had outperformed the Standard & Poor's 500 Index, the Fund's primary relevant benchmark, as well as the Dow Jones Industrial Average, the Fund's secondary benchmark. The Board acknowledged that the Universe included both leveraged and non-leveraged closed-end funds to provide a more statistically significant group for comparison purposes, even though the Fund is leveraged and comparing the Fund only to funds that use leverage could yield a different result. Although the Board obtained information from Lipper regarding the Fund's investment performance as compared only to leveraged closed-end funds, the Board did not ascribe a great deal of weight to this information given the small number of leverage closed-end funds pursuing investment strategies similar to the Fund. The Board recognized, however, that the Fund's investment performance for the one-year period ending December 31, 2005 was below the median for its peer group, and that the Fund had underperformed its primary and secondary benchmarks. The Board discussed this recent underperformance with the Advisers, who indicated that the Fund's investment strategy would tend to result in the Fund outperforming its peers and benchmarks in poor markets, but would generally track the markets and perhaps under perform in good markets. The Advisers also emphasized the Advisers' philosophy as long-term investors. The Board was satisfied with the Advisers' responses to its inquiries and, based on these factors, the Board concluded that the overall performance results supported the renewal of the Agreements.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund's various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund's management fee expense ranked in the fifth quintile of the twelve funds included in the Peer Group and in the fifth quintile of the Universe. The Board noted that the Fund's shareholders had removed most of the Fund's investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund's transaction expenses. It was also noted that the Advisers have historically waived fees when the Fund held significant levels of un-invested cash.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board noted that the Advisers anticipated that these costs would materially increase in the near term based on the need for additional compliance resources, investments in technology and other requirements, and requested that the Advisers and

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

FAS periodically update the Board on its cost structure. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Fund had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Based on these factors, the Board concluded that the absence of breakpoints in the Fund's current advisory fee schedule was acceptable.

Shareholder Support and Historical Relationship with the Fund

The Board placed considerable weight on the views of the Fund's largest shareholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2005, these shareholders held approximately 23% of the Fund's outstanding common shares. The Board understands from Mr. Horejsi that these shareholders are supportive of the Advisers and the renewal of the Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund shareholders with respect to the levels of investment management fees and expenses experienced by the Fund.

Approval

The Board based its decision to approve the renewal of the Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that renewal of the Agreements is in the best interests of the Fund and its shareholders.

Meeting of Stockholders—Voting Results (Unaudited)  Boulder Growth & Income Fund, Inc.

On April 24, 2006, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund and certain other proposals. The meeting was adjourned with respect to certain proposals and reconvened on May 12, 2006. The following votes were recorded:

PROPOSAL 1: (Voting by AMPs Shareholders):

Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	787.000	90.8
Withheld	80.000	9.2
TOTAL	867.000	100.0

Election of John S. Horejsi as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	787.000	90.8
Withheld	80.000	9.2
TOTAL	867.000	100.0
PROPOSAL 1: (Voting by Common Stock Shareholders):

Election of Joel W. Looney as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	6,743,313.240	97.5
Withheld	172,025.980	2.5
TOTAL	6,915,339.220	100.0

Election of Dr. Dean L. Jacobson as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	6,743,738.240	97.5
Withheld	171,600.980	2.5
TOTAL	6,915,339.220	100.0

Election of Dennis R. Causier as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	6,736,814.500	97.4
Withheld	178,524.730	2.6
TOTAL	6,915,339.230	100.0
PROPOSAL 2: (Common Stock and AMPS voting together as a single class):

Implementation of a managed distribution policy.

	# of Votes Cast	% of Votes Cast
For	6,859,801.540	99.2
Against	46,492.360	0.7
Abstain	9,709.330	0.1
TOTAL	6,916,003.230	100.0

Meeting of Stockholders—Voting Results (Unaudited)  Boulder Growth & Income Fund, Inc.

PROPOSAL 3: (Common Stock and AMPS voting together as a single class):

Amendment to the Fund's Charter to provide that the number of Directors shall be five, subject to the terms of any class or series of Preferred Stock.

	# of Votes Cast	% of Votes Cast
For	6,822,639.390	98.7
Against	66,985.500	1.0
Abstain	25,834.330	0.3
No Vote	—	0.0
TOTAL	6,915,459.220	100.0

Boulder Growth & Income Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Presorted
Standard

US Postage

PAID

Boston, MA

Permit No. 57842

Boulder
Growth & Income
Fund, Inc.

(NYSE: BIF)

Semi-Annual Report

May 31, 2006

Directors

Richard I. Barr
Dennis R. Causier
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent —PFPC, Inc. at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to shareholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)                    Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                    Not applicable.

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date	8/7/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date	8/7/06

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date	8/7/06

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